Apollo Gold Corporation™

First Quarter 2009 Results Conference Call

May 21, 2009

NYSE Amex: AGT
TSX: APG
www.apollogold.com

Forward Looking Statements / Non-GAAP Financial Measures/ Cautionary Note to US Investors

ApolloGold Corporation

- **FORWARD-LOOKING STATEMENTS**

This presentation includes "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "schedules," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. All statements regarding timing of gold pours and commencement of production at Black Fox, future throughput rates at the Black Fox mill, future production at recovery rates at Black Fox, expected cash costs at Black Fox, capital commitments at Black Fox, future work programs for the continued development at Black Fox, utilization of the $70 million project facility, placing the Montana Tunnels mine on care and maintenance and the associated costs therewith, statements respecting reserves relating to the Montana Tunnels mine, the timing of completion of an NI 43-101 for our Huizopa project, future capital expenditures at our Black Fox, Montana Tunnels and Huizopa projects and the sufficiency of our cash funds are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from these forward-looking statements include: additional operational, geotechnical, processing and remediation problems at the Montana Tunnels mine, unexpected changes in business and economic conditions, political or economic instability, significant decreases in gold, zinc or lead prices, results of drilling and other exploration activities at Huizopa, difficulties or delays in permitting at Black Fox, changes in interest and currency rates, local and community impacts and issues, labor accidents, environmental risks and other factors disclosed under the heading "Risk Factors" in Apollo's most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission (SEC) and elsewhere in Apollo's documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex exchange, The United States Securities and Exchange Commission and other regulatory authorities. All forward-looking statements included in this presentation are based on information available to Apollo on the date hereof. Apollo assumes no obligation to update any forward-looking statements.

- **NON-GAAP FINANCIAL MEASURES**

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operation. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies. For a reconciliation of this non-GAAP measure to Apollo's Statements of Operations, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations in Apollo's most recent annual report on Form 10-K filed with the SEC.

- **CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES.**

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

Operations & Project Locations


Montana Tunnels - USA
Black Fox - Canada
Huizopa - Mexico

Black Fox Highlights

Black Fox (100% Interest)

- Bankable feasibility study with $NPV_{0\%}$ of US$302 million (using US$750/oz Au)
- Reserves currently sit at 1.3M oz Au (730,000 oz Au @ 5.2 g/t open pit and 600,000 oz Au @ 8.8 g/t underground)
- The deposit contains additional ounces of resource not currently in the mine plan. (See 43-101 for additional information)
- Mine Open Pit Pre-Stripping 80 % Complete
- Mine Open Pit Ores and waste since mid march 2009
- Mill purchased in July 2008—Operational at 1,100 tpd
- Mill Reconstruction from 1,100 to 1,500 tpd / 2,000 tpd expected May / Sept
- At April 30, 2009 Mined Ore 75,000, waste 165,000, total 240,000
  - Plan for May – Dec 2009 - 1,800 tpd ore, 10,000 tpd waste
- Mill start up April-May 2009 – First Gold Pour expected in May 2009
- Property exploration upside south-east and north-west of the Black Fox deposit
- Project Financing US $70 M completed with Macquarie and RMB Banks
- Fully bonded $14 million Canadian

Gold Forward Contracts

ApolloGold Corporation

- Gold forward contracts
  - 250,400 ounces over 4-year period (May 2009 – March 2013)
- Not using hedge accounting
  - Mark-to market at end of each period
  - Priced using spot forwards (not spot rate)
  - Unrealized gains and losses
- March 31, 2009 – unrealized loss of $16.1 million (spot @ $920)
- June 30, 2009 @ $910 = Approx. $2.5 million unrealized gain for Q2
- June 30, 2009 @ $930 = Approx. $2.5 million unrealized loss for Q2

Apollo Gold
Consolidated Financial Results

(In millions of US $)	1st Quarter 2009	1st Quarter 2008
Revenue (Montana Tunnels)	$ 7.4	$ 15.9
Operating Exp.	$ 9.6	$ 10.8
Operating (Loss) Income	**$ (2.2)**	**$ 5.1**
Unrealized losses on derivatives	$ (18.4)	$ (0.9)
Debt costs – one time charges	$ (3.8)	$ 0.0
Other Inc (Exp.)/Inc. Taxes	$ (0.4)	$ (0.5)
Net (Loss) Income	**$ (24.8)**	**$ 3.7**
Net (Loss) Income Per Share	($0.11)	$0.02

Montana Tunnels Mine
Care & Maintenance Status

ApolloGold Corporation





Montana Tunnels Production

(Apollo's 50% share)

ApolloGold Corporation

- **Production**

	1st Quarter	
METAL SALES	2009	2008
Gold ounces	3,865	6,933
Silver ounces	49,649	85,048
Lead (Millions of pounds)	1.20	2.12
Zinc (Millions of pounds)	4.09	4.43
TOTAL REVENUE	$7.4M	$15.9M

- Total cash costs per ounce of gold $1,217 $ (3)
- Cash contribution was $1.5 million in Q1 2009.

8

Black Fox Financing

ApolloGold Corporation

- A Combination of Bank Project Financing and Equity
  - July 2008 Equity $30 million
  - July 2008 RMB loan - down payment on Mill $5 million

- RMB Bank and Macquarie Project Financing
  - Dec 2008 Bridge loan facility $15 million
  - Feb 2009 Project Financing $70 million
  - Feb 2009 Bridge loan facility repaid ($15 million)

9

Black Fox Financing

ApolloGold Corporation

- RMB Bank and Macquarie Project Financing
  - Loan Facility — $70 million
  - Drawdown at May 18, 2009 — $66 million
  - Current Interest Rate (7.5%) (currently payable monthly) — Libor + 7%
  - Quarterly Repayment of Principal Schedule (starts Sept 2009)
    - 2009 — $ 15.3 million
    - 2010 — $ 13.8 million
    - 2011 — $ 10.2 million
    - 2012 — $ 24.5 million
    - 2013 — $ 6.2 million

    - Quarterly sweep of 65%

10

Black Fox Financing

ApolloGold Corporation

- RMB Bank and Macquarie Project Financing
- Other items
  - Bank model is based on 1,500 tonnes per day
  - Bank model is based on hedge $876 and spot $650 per oz
  - Completion Test 60 consecutive days
  - Completion Test period May to Oct 31, 2009
  - Financial Ratios
    - LLCR better than 1.5
    - PLCR better than 2.1
    - DSCR better than 1.25
  - Gold Hedge 250,400 ozs @ US$876
  - Canadian Dollar Hedge 1.21 : 1.00 for US$58 M

11

Black Fox Financing

- Gold Hedge

2009	53,500 ozs	$876 per oz
2010	54,300 ozs	$876 per oz
2011	54,700 ozs	$876 per oz
2012	73,500 ozs	$876 per oz
2013	14,500 ozs	$876 per oz

- Currency Hedge

2009	US$8.1 million	1.21 C$
2010	US$13.5 million	1.21 C$
2011	US$16.2 million	1.21 C$
2012	US$16.2 million	1.21 C$
2013	US$ 4.2 million	1.21 C$

12

Black Fox Project (Ontario, Canada)
+230,000 Meters of Core Drilling For Gold









Black Fox – Reserves

ApolloGold Corporation

Black Fox- Reserves	Cutoff Grade Au g/t (1)	Tonnes (000)	Grade Au g/t (Average)	Contained Au Ounces
Probable [2]				
Open Pit [3]	0.9	4,350	5.2	730,000
Underground [4]	3.0	2,110	8.8	600,000
Total Probable Reserves		6,460	6.4	1,330,000

(1) SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)

(2) Based upon US $650/oz Au gold price.

(3) Open Pit reserves are based upon 0.9g/t Cut off grade

(4) Underground reserves based on 3.0g/t Cut off Grade. Reserves assume 95% mining recovery, 17% planned dilution and 5% unplanned dilution both at 0 g/t grade

Black Fox – Resources (Excluding Reserves)[1]

ApolloGold Corporation

Black Fox- Resources	Cutoff Grade Au g/t	Tonnes (000)	Grade Au g/t (Average)	Contained Au Ounces
Total Indicated Resource[2,3]		450	5.7	
Inferred				
Open Pit	1.0	2,700	4.7	
Underground	3.0	800	12.8	
Total Inferred Resource		3,500	6.5	

(1) SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)

(2) Assumes no underground indicated resources remaining due to conversion into reserves

(3) Cautionary Note to US Investors concerning estimates of Indicated Mineral Resources. This presentation uses the term "indicated mineral resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves.


Black Fox Open Pit
Stripping Overburden


Black Fox Glacial Till Stripping


Atlas Copco Drills

New CAT 777 Haul Trucks


CAT
CAT
CAT
CAT

Black Fox
777 Cat Haul Trucks for Ore Haulage

ApolloGold Corporation



40'x50' Temporary Shop Facility



Water Holding Pond Construction


KOMATSU

Black Fox Mill Complex
Mill Expansion From 1,100 TPD to 2,000 TPD



Black Fox
Ball Mill Airlifted from China to Canada


Volga-Dnepr


Looking Down on New Ball Mill Installation


Cone Crushers
New Sandvik Cone Crusher - 200HP
HP300 Cone Crusher
Nordberg HP300


New Reagent Building
& Leach Tanks
Reagent Bldg.
New Leach Tanks

Black Fox Feasibility Study Results [1]

See (1) for discussion of Assumptions	Original Parameters	New Parameters
$NPV_{0\%}$ (US$750/oz Au)	US$302.1M	
Mining Method:	Open Pit & Underground	OP-09 & UG 2010
Mine Life:	9 yrs	Reserves Only
Open Pit Strip Ratio	13.1:1	Reserves Only
Initial Capex:	US$86.9M	US$100- Exp'd Mill
Operating Cost:	US$75.40/t milled[2]	Slightly Lower
LOM Cash Cost	US$387/oz	Slightly Lower
LOM Production	1,261,000 oz	Same
LOM Recovery	95 %	Same

(1) SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)

(2) Mining costs of $41.15/t, processing costs of $31.17/t, G&A costs of $3.08/t

Black Fox – Illustrative Annual Gold Production (Production & Ounce Matrix)

ApolloGold Corporation

Tonnes / Day Tonnes / Yr	1500 548,000	1600 584,000	1700 620,000	1800 657,000	1900 693,000	2000 730,000
Grade Grms Per Tonne	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)
5	88	94	100	106	111	117
6	106	117	120	127	134	141
7	123	131	140	148	156	164
8	141	150	160	169	178	188
9	158	169	180	190	201	211

- 2009 – Open Pit Ores Only – Pit Avg. Grade 5.2 grms—Upfront Higher grade +7 grms
- 2009 – Apollo Model Shows Higher Grades than Average
- Underground Grade 8.8 grms – 2010 potential start
- Resources = Strike and Down Dip Open for Potential

Black Fox – Illustrative Cash Cost Per Ounce Matrix (Open Pit Ores 2009 – 2010)

Tonnes Per Day	1500	1600	1700	1800	1900	2000
Grade Grms Per Tonne	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce
5	400	390	375	360	350	340
6						
7						
8						
9	230	222	215	210	205	200

Apollo Gold Exploration

- Grey Fox Exploration
- Huizopa Exploration

Black Fox
Grey Fox Location - Satellite Project to Black Fox

ApolloGold Corporation

- Approximately 3.5km SE of Black Fox Mine (16 core holes completed)


Black Fox
Mine
Grey Fox

Grey Fox 2008 Drilling
16 Core holes for 3,715 meters



GF08-08
GF08-09
GF08-10
GF08-11
GF08-12
GF08-13
GF08-01/02
GF08-03
GF08-06/07
GF08-04/05
GF08-14
GF08-15
GF08-16
PDFZ
Contact
Zone

Huizopa Location & Geological View


MINERA SOL DE ORO
HUIZOPA PROJECT
PROJECT LOCATION MAP
United States
MEXICO
JUAREZ
SONORA
CHIHUAHUA
N
Huizopa Project
COAHUILA
SINALOA
DURANGO


PDO drilling

Huizopa

ApolloGold Corporation

- Completed first drilling program
  - Highest Intercept Au -42 grams & Ag 162 grams
  - See next slide and Apollo web site for additional data set for drilling and assays
- Metallic Screen analysis increased width of mineralized structures and detected gold/silver halo above geophysics anomalies
- Access road being permitted from the west
- 43-101 to be released in end of May

Huizopa
Assays g/t

HOLE-ID	FROM	TO	Au g/t	Ag g/t	Section
PDO 08	24.8	26.4	1.1	12.0	8700NE
PDO 09	37.5	38.1	4.1	46.0	8700NE
PDO 09	38.1	39.2	1.6	18.0	8700NE
PDO 09	39.6	40.0	0.8	11.5	8700NE
PDO 10	81.1	81.3	0.0	61.0	7700NE
PDO 10	81.3	81.9	0.0	20.7	7700NE
PDO 10	81.9	83.4	42.5	162.0	7700NE
PDO 10	83.4	84.7	0.5	29.7	7700NE
PDO 11	83.5	85.0	1.7	24.8	7700NE
PDO 11	85.0	85.5	0.8	7.8	7700NE
PDO 11	85.5	87.1	1.3	19.2	7700NE
PDO 11	119.1	120.2	3.7	5.3	7700NE
PDO 13	81.7	83.2	4.7	64.0	7700NE
PDO 13	83.2	83.7	0.5	23.7	7700NE
PDO 15	29.6	30.3	9.0	262.0	8200NE
PDO 15	32.3	32.7	21.6	340.0	8200NE

36

Huizopa Volcanic-hosted Gold-Silver Exploration Model

ApolloGold Corporation



Lobo de Oro 1x3 km IP/Resistivity Anomaly with Disseminated Open Pit Target Potential
Puma de Oro Gold-Silver intercepts, up to 44 grams gold, 340 grams silver
Lobo de Oro Gold-Silver Intercepts
Eastern Vein System (projected)
Western Vein System
Major fault/vein breccia
Rascon Ranch Rhyolite
Placitas Canyon Shear Zone
Epithermal Vein Target Areas
Lobo de Oro Deep Target Zone associated with intrusive (?)

HUIZOPA - Low sulfidation, quartz-adularia type hot springs alteration at surface. Structurally-controlled vein/fault breccia gold-silver mineralization occurring as electrum and native silver associated with multiple generations of quartz and explosive brecciation related to boiling. Low silver to gold ratios indicate gold-rich system. High mercury and thallium indicate top of gold system.

Apollo Gold
Share Summary

	Shares	Cash
• Common Shares Outstanding	234 M	$
• Warrants @ $0.18 from Nov 06 (expire 2009)	4.0 M	~ 0.7M
• Warrants @$0.25 from Feb 07 debenture (expire 2010)	8.5 M	~ 2.1M
• Warrants @ $0.54 from Jul 08 (expire 2011)	20 M	~11.0M
• Warrants @ $0.18 from Dec 08 (expire 2012)	42 M	~ 7.8M
• Warrants @ $0.21 from Feb 09 (expire 2013)	35 M	~ 7.3M
• Full Diluted Shares	343.5	~28.9M
• Employee Options 11.5 M – Avg: $0.64 Range:	$0.15-$2.25	~5.0M

38

Apollo Gold
6 month - Stock Price / Volume Graph



APOLLO GOLD CP
as of 29-Apr-2009
0.5
0.4
0.3
0.2
0.1
Dec08
Jan09
Feb09
Mar09
Apr09
8.0
6.0
4.0
2.0
0.0
Millions
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Corporate Information

ApolloGold Corporation

NYSE Amex: AGT
TSX: APG

www.apollogold.com

Exchange Traded:

TSX – Toronto Stock Exchange
NYSE Amex Exchange

Investor Relations:

Marlene Matsuoka
Tel: 720-886-9656, Ext. 217
IR Direct Line: 1 (303) 524-3217

Head Office:

5655 S. Yosemite Street, Suite 200
Greenwood Village, CO, 80111- 3220

Phone: 1 (720) 886 - 9656 Ext. 217
Phone Toll Free: 1 (877) 465 - 3484